Execution Version
EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of September, 2020, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) KATAPULT GROUP, INC., a Delaware corporation (“Holdings”), (c) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”) and (d) each of the Lenders party hereto.

RECITALS

A.Borrower, Holdings, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 14, 2019, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of November 8, 2019, as amended by that certain Third Amendment to Loan and Security Agreement, dated as of November 20, 2019, as amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of December 16, 2019, as amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of April 3, 2020, as further amended by that certain Sixth Amendment to Loan and Security Agreement, dated as of April 29, 2020, and as further amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 6, 2020 (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Loan Agreement”).

B.Agent, Borrower and each Lender have agreed to execute this Amendment for purposes of effectuating a $50,000,000 increase to the Maximum Loan Amount under the Loan Agreement on the terms and conditions set forth in Section 2.13(a) of the Loan Agreement and as otherwise set forth herein.

Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended by this Amendment (the “Loan Agreement”).
2.Amendments to Loan Agreement.
2.1Upon the satisfaction of the conditions set forth in Section 5, the cover page of the Loan Agreement is hereby amended by replacing the reference to “$75,000,000” with “$125,000,000”.
2.2Upon the satisfaction of the conditions set forth in Section 5, Section 1.1 of the Loan Agreement is hereby amended by adding or amending and restating the following definitions and placing them in appropriate alphabetical order:
“Revolving Loan Commitment” shall mean the commitment of a Lender to make or otherwise fund Revolving Loan Advances and “Revolving Loan Commitments” shall mean such commitments of all Lenders to fund Revolving Loan

Advances in the aggregate. The amount of each Lender’s Revolving Loan Commitment, if any, is set forth on Schedule B attached hereto, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Loan Commitments as of the Eighth Amendment Effective Date is $125,000,000.00, provided, that, upon the election of the Agent and any Lenders that elect to increase their Revolving Loan Commitment, pursuant to Section 2.13, the Revolving Loan Commitments may be increased incrementally up to, but shall never exceed, $150,000,000.

“Eighth Amendment Effective Date” shall mean September 28, 2020.

2.3Upon the satisfaction of the conditions set forth in Section 5, Schedule B to the Loan Agreement is hereby amended and restated in its entirety as provided on Schedule B attached hereto.
3.Limited Effect of Amendment.
3.1Except to the extent expressly set forth herein, this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Loan Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agent and the Lenders), (ii) amend or alter any provision of the Loan Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or Holdings or any of their respective Affiliates or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agent or any Lender to any prior, existing or future violations of the Loan Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Loan Document or any other related document.
3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower and Holdings, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:
4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing;

4.2Each of Borrower and Holdings has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;
4.3The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their respective obligations under the Loan Agreement have been duly authorized;
4.4The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower or Holdings, except as already has been obtained or made; and
4.5This Amendment has been duly executed and delivered by each of Borrower and Holdings and is the binding obligation of each of Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Conditions Precedent to Effectiveness of Amendment Against Agent and Lenders. This Amendment shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:
5.1Agent shall have received this Amendment, duly executed by Borrower and Holdings;
5.2Agent shall a have received a Note, duly executed by Borrower in favor of Atalaya Asset Income Fund V LP;
5.3Agent shall have received such additional documents, instruments and information as Agent may request;
5.4Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof;
5.5Following timely delivery of a Request for Revolving Advance in an amount equal to or exceeding $500,000, the Lenders shall have funded such Revolving Loan Advance, and, in connection with such Revolving Loan Advance, Borrower agrees that the funded amount of such initial Revolving Loan Advance shall be reduced by the Increase OID of $500,000 associated with the $50,000,000 increase in the Revolving Loan Commitment pursuant to this Amendment; and
5.6After giving effect to this Amendment, no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing.
6.Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.
8.Release. BORROWER AND HOLDINGS, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS,

EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
9.Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower and Holdings: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise; (d) waives any other right, whether legal or equitable, which Borrower or Holdings may possess in and to the Collateral; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower and Holdings acknowledges and agrees that the waivers set forth in this Section 9 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.

9.1Lender Addition Agreement. Each undersigned “Lender” (i) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (ii) acknowledges and agrees that upon the Eighth Amendment Effective Date, such undersigned Person (if not currently a Lender party to the Loan Agreement) shall, automatically and without any further action, become a “Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

HOLDINGS:

KATAPULT GROUP, INC.

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi____________________
Name: David Aidi
Title: Authorized Signatory

LENDERS:

ATALAYA SPECIAL OPPORTUNITIES FUND VII LP

By: /s/ David Aidi____________________
Name:
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND IV LP

By: /s/ David Aidi____________________
Name:
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND (CAYMAN) IV LP

By: /s/ David Aidi____________________
Name: David Aidi
Title: Authorized Signatory

ATALAYA SPECIAL OPPORTUNITIES FUND (CAYMAN) VII LP

By: /s/ David Aidi____________________
Name: David Aidi
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND V LP

By: /s/ David Aidi____________________
Name: David Aidi
Title: Authorized Signatory

Schedule B

See attached.

Schedule B

Revolving Commitments

Lender	Revolving Commitment
Atalaya Special Opportunities Fund VII LP	$32,680,000.00
Atalaya Special Opportunities Fund (Cayman) VII LP	$17,320,000.00
Atalaya Asset Income Fund IV LP	$16,880,000.00
Atalaya Asset Income Fund IV (Cayman) LP	$8,120,000.00
Atalaya Asset Income Fund V LP	$50,000,000.00
Total Revolving Commitments:	$125,000,000.00